UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	November 3, 2008

Maiden Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34042	N/A
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

48 Par-la-Ville Road, Suite 1141, Hamilton	HM11
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(441) 292-7090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported in the Current Report on Form 8-K dated November 3, 2007, the Registrant’s wholly owned subsidiary, Maiden Holdings North America, Ltd. (“Maiden NA”), entered into an agreement to acquire GMAC RE LLC, the reinsurance managing general agent writing business on behalf of Motors Insurance Corporation, and the renewal rights for the business written by GMAC RE. The transaction closed simultaneously with the signing of the agreements. In connection with the closing of the transaction, GMAC RE management and employees have transitioned to Maiden NA and GMAC RE was renamed Maiden RE. This Amendment No. 1 on Form 8-K/A amends and supplements the November 3, 2008 Form 8-K of the Company to include financial statements and pro forma financial information.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired.

The following financial statements required by Item 9.01(a) of form 8-K are attached hereto as Exhibit 99.1 and 99.2.

Exhibit 99.1
(i)	Interim Unaudited Condensed Carve-Out Financial Statements of GMAC RE (A Carve-out of GMAC Insurance Holdings LLC) for the nine months ended September 30, 2008 and 2007
Report of Independent Registered Public Accounting Firm
Condensed Balance Sheets as of September 30, 2008 (Unaudited) and December 31, 2007
Unaudited Condensed Statements of Operations for the nine months ended September 30, 2008 and 2007
Unaudited Condensed Statements of Division Equity for the nine months ended September 30, 2008 and 2007
Unaudited Condensed Statements of Cash Flows for the nine months ended September 30, 2008 and 2007.
Notes to the Unaudited Condensed Carve-Out Financial Statements

Exhibit 99.2
(ii)	Carve-Out Financial Statements of GMAC RE (A Carve-out of GMAC Insurance Holdings LLC) for the years ended December 31, 2007, 2006 and 2005.
Report of Independent Registered Public Accounting Firm
Carve-Out Balance Sheets as of December 31, 2007 and 2006
Carve-Out Statements of Operations for the years ended December 31, 2007, 2006 and 2005
Carve-Out Statements of Division Equity for the year ended December 31, 2007, 2006 and 2005
Carve-Out Statements of Cash Flows for the year ended December 31, 2007, 2006 and 2005
Notes to the Carve-Out Financial Statements

(b)	Pro Forma financial information

The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is attached as Exhibit 99.3.

Unaudited Pro Forma Financial Information
Unaudited Condensed Consolidated Pro Forma Balance Sheet as of September 30, 2008
Unaudited Condensed Consolidated Pro Forma Statement of Income for the nine months ended September 30, 2008
Unaudited Condensed Consolidated Pro Forma Statement of Income for the year ended December 31, 2007
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

(c)	Not applicable
(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of BDO Seidman, LLP
99.1
Report of Independent Registered Public Accounting Firm
Condensed Balance Sheets as of September 30, 2008(Unaudited) and December 31, 2007
Unaudited Condensed Statements of Operations for the nine months ended September 30, 2008 and 2007
Unaudited Condensed Statements of Division Equity for the nine months ended September 30, 2008 and 2007
Unaudited Condensed Statements of Cash Flows for the nine months ended September 30, 2008 and 2007.
Notes to the Unaudited Condensed Carve-Out Financial Statements

99.2
Report of Independent Registered Public Accounting Firm
Carve-Out Balance Sheets as of December 31, 2007 and 2006
Carve-Out Statements of Operations for the years ended December 31, 2007, 2006 and 2005
Carve-Out Statements of Division Equity for the year ended December 31, 2007, 2006 and 2005
Carve-Out Statements of Cash Flows for the year ended December 31, 2007, 2006 and 2005
Notes to the Carve-Out Financial Statements

99.3
Unaudited Pro Forma Financial Information
Unaudited Condensed Consolidated Pro Forma Balance Sheet as of September 30, 2008
Unaudited Condensed Consolidated Pro Forma Statement of Income for the nine months ended September 30, 2008
Unaudited Condensed Consolidated Pro Forma Statement of Income for the year ended December 31, 2007
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maiden Holdings, Ltd.
(Registrant)

Date: January 20, 2009

/s/ Michael J. Tait
Michael J. Tait
Chief Financial Officer